EXHIBIT A TO COMMON STOCK PURCHASE AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of February 22, 2010, by and among Glen Rose Petroleum Corporation a Delaware corporation (the "Company") and Dr. Howard Berg ("Purchaser"), the purchaser of $.001 par value common stock of the Company, ("Common Stock").

RECITALS

A. Purchaser in the capital stock of the Company are acquiring Common Stock to purchase the Company's par value $0.001 per share common stock ("Common Stock") pursuant to a Common Stock Purchase Agreement dated on or about February 22, 2010 between the Company and the Purchaser.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained, and other consideration, the receipt and adequacy of which hereby is acknowledged, the parties hereto agree as follows:

1. Certain Definitions

1.1 "Affiliate" or "Affiliated entity or person" means, as to any specified Person any other Person that, directly or indirectly through one or more intermediaries or otherwise, controls, is controlled by or is under common control with the specified Person. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of capital stock of that Person, by contract or otherwise), or the ability to exercise investment discretion through contractual provisions or otherwise.

1.2 "Common Stock" means the Company's common stock, par value $0.001 per share.

1.3 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at that time.

1.4 "Holder" shall mean a holder of Registrable Securities.

1.5 "Piggyback Registrations" means registrations effected pursuant to Section 3.1(a) of this Agreement.

1.6 The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities

Act (as defined below), and the declaration or ordering of the effectiveness of such registration statement.

1.7 "Registrable Securities" shall mean the shares of Common Stock purchased by Purchaser under the Stock Purchase Agreement dated February 22, 2010.

1.8 "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.9 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

3. Registration Rights

3.1 Company Registration (Piggyback Registration). If the Company files a registration statement with the U.S. Securities and Exchange Commission, the Company shall provide 10 days notice to Purchaser of said registration statement and include Purchaser's Registrable Securities at Purchaser's option. Purchaser acknowledges that plans to file a registration statement may be material non-public information and hereby covenants not to trade in company shares between the time of receipt of notice of the planned registration statement filing and the actual filing of the registration statement. Purchaser's registration rights shall not apply to Form S-8 registration statements, registration statements relating to shares for employee benefit plans, and registration statements, such as a Form 10 registration statement, that are not intended to authorize the secondary sale of securities. These registration rights shall further be limited by reference to SEC Rule 415 in that the number of shares to be registered shall be reduced on a pro rata basis with other shareholders' common shares to be included in the registration statement if the number of shares to be included in the registration statement is required to be limited by SEC Rule 415. The determination of how many shares may be subject to the SEC Rule 415 limitation shall be determined by the Company in its sole discretion.

3.2 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(i) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(ii) Use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the

Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

(iii) So long as a Purchaser owns any Registrable Securities or Warrant to purchase Registrable Securities, furnish to Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (provided that the Company remains subject to reporting requirements under the Securities Exchange Act of 1934).

(iv) Termination of Rights. Unless otherwise provided herein, the rights and provisions of this Article 3 shall terminate five years following the date of this Agreement.

(v) Transfer or Assignment of Registration Rights. The rights to cause the Company to register Purchaser's securities granted by the Company under this Article 3 are not transferable without the written consent of the Company.

4. Termination, Waiver, Miscellaneous.

(a) Waivers. Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative and shall not constitute a waiver of any rights provided in this Agreement with respect to any subsequent transactions covered by this Agreement.

(b) Obligation of the Company. The Company shall enforce the terms of this Agreement, promptly inform Purchaser of any breach hereof (to the extent the Company has knowledge thereof) and assist Purchaser in the exercise of their rights and the performance of their obligations hereunder.

(c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d) Governing Law. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware.

(e) Arbitration Clause. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including the arbitrability of any controversy or claim, shall be settled by arbitration in accordance Section 6.13 of the Common Stock Purchase Agreement which is incorporated herein by reference.

(f) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, at the most recently provided address as such party shall have furnished to the Company.

(g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(h) Further Assurances. Each party hereby agrees to execute and deliver all such further instruments and documents and take all such other actions as the other party may reasonably request in order to carry out the intent and purposes of this Agreement.

(i) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience in construing or interpreting this Agreement.

(j) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Purchaser, shall be cumulative and not alternative.

(k) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between the parties hereto are expressly canceled.

(l) Amendments. This Agreement may not be amended without the written consent of the Company and Purchaser.

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

Glen Rose Petroleum Corporation

By:________________________________

Andrew Taylor-Kimmins
President

Dr. Howard Berg

By:________________________________

Dr. Howard Berg